EXHIBIT NO. 99
                                                                  --------------

June 29, 1999


To Investors and Analysts:


On June 29, 1999, Baltimore Gas and Electric Company (BGE) and other interested parties filed a comprehensive deregulation settlement document with the Maryland Public Service Commission (PSC). The settlement agreement settles two cases currently before the Public Service Commission - a petition by the Office of People's Counsel to reduce BGE's electric rates by up to $141.7 million annually effective July 1, 1999 and a comprehensive electric industry restructuring proceeding that deals with transition costs, customer price protections and unbundled rates for electric services.

Under the settlement, all Maryland electric customers (residential, commercial and industrial) will be able to shop for electricity beginning July 1, 2000. This accelerates the legislative timetable for customer choice. Under Maryland's restructuring legislation, one-third of residential customers would be eligible to choose alternate suppliers beginning July 1, 2000, with incremental one-third blocks of residential customers on July 1, 2001 and July 1, 2002. Commercial and industrial customers are able to choose alternate suppliers six months earlier than the January 1, 2001 date contained in the legislation. Customers may choose to buy their electric energy from BGE under a standard offer service or from another supplier. In either case, BGE will continue to deliver the energy to all customers within its existing service territory.

This settlement, which requires PSC approval, also provides:

     o    There will be no adjustment to electric rates at the present time.

     o BGE will accelerate depreciation on its generation assets by $150 million (pre-tax) during the period July 1, 1999 - June 30, 2000 in order to mitigate a portion of its potentially stranded costs.

     o Starting on July 1, 2000, BGE will unbundle rates to show separate components for delivery service, transition charges, standard offer service (generation), transmission, universal service and taxes.




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     o    Residential  customers'  base rates will be cut by  approximately  $54 million on July 1, 2000, and residential rates will be frozen at these levels for a period of six years (through June 30, 2006).

     o While commercial and industrial rates will not be reduced, these customers will have up to four service options which fix the electric rates and transition charges for a period that generally ranges from four to six years. Electric delivery service rates for commercial and industrial customers will be frozen for a four-year period (through June 30, 2004).

     o BGE will be allowed to recover $528 million of its potentially stranded costs through a competitive transition charge (CTC). This amount represents a final determination of all stranded cost claims related to its generation assets. BGE had requested recovery of $897 million. BGE has agreed to apply 75% of any future savings associated with securitization to reduce the CTCs paid by its customers.

     o Generation related regulatory assets and nuclear decommissioning costs will be included in delivery service rates effective July 1, 2000 and will be recovered under existing amortization schedules.

     o On July 1, 2000, BGE will transfer, at book value, its 10 Maryland-based fossil and nuclear power plants and its partial ownership interest in two coal plants and a hydroelectric plant in Pennsylvania to an unregulated subsidiary of Constellation Energy Group, BGE's parent company. Constellation Energy shall retain or absorb 100% of any revenues or gains and losses associated with the operation, transfer or subsequent sale of these generation assets.

This agreement settles the major issues related to deregulation, moving BGE and Constellation Energy one step closer to competing in a deregulated electric marketplace.

The settlement agreement includes Baltimore Gas and Electric Company and the following parties: the Building Owners and Managers Association of Metropolitan Baltimore, Inc., Board of County Commissioners of Calvert County, Maryland, Department of Defense/Federal Executive Agencies, Enron Energy Services, Inc., The Johns Hopkins University and The Johns Hopkins Health System Corporation, Maryland Energy Administration, Maryland Industrial Group and Millennium Inorganic Chemicals Inc., Maryland Office of People's Counsel, Maryland Retailers Association, National Railroad Passenger Corporation, Power Plant Research Program of the Maryland Department of Natural Resources, and the Maryland Public Service Commission Staff.

BGE expects to have a final decision on the proposed settlement no later than October 1, 1999.

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Attached to this letter are  summaries of the electric  customer CTC options and the electric CTC rates and Standard Offer Service (SOS) prices.

Please direct any inquiries to:

Kevin J. Miller                     David A. Brune
Manager - Financial Planning        Vice President - Finance & Accounting,
Constellation Energy Group          Chief Financial Officer and Secretary
410-234-5434                        Constellation Energy Group
                                            410-234-5511


















         We make statements in this letter that are considered forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements are related to the effects of the proposed deregulation settlement on Constellation Energy Group's future operating results.
         Sometimes these statements contain words such as "believes," "expects," "intends," "plans," and other similar words . These statements are not guarantees of our future performance and are subject to risks, uncertainties, and other important factors that could cause our actual performance or achievements to be materially different from those projected.
         These risks, uncertainties and factors include, but are not limited to: general economic, business, and regulatory conditions; energy supply and demand; competition; federal and state regulations; availability, terms, and use of capital; nuclear and environmental issues; weather; industry restructuring and cost recovery (including the potential effect of stranded costs); commodity price risk; and year 2000 readiness. Given these uncertainties, you should not place undue reliance on these forward-looking statements.
         Please see our filings with the Securities and Exchange Commission for more information on these factors . These forward-looking statements represent our estimates and assumptions only as of the date of this letter and we undertake no duty to update any forward-looking statement to reflect the occurrence of unanticipated events.




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



                    Summary of Electric Customer CTC Options



                                                           Distribution        Generation Price
                                                           Price Freeze        Protection         Annual Rate
Customer Tariff                        CTC Period          Period              Period             Cut
---------------                        ----------          ------              ------             ---


Residential                            6 years             6 years             6 years             $53.8M
(1998 Sales-11.0 million MWH)

Commercial & Industrial:

     G/GS - <60kW demand:
    (1998 Sales-2.9 million MWH)

         Option 1                      6 years             4 years             4 years             None
         Option 2                      5 years             4 years             4 years             None

    GL - demand of 60kW or more:
    (1998 Sales-6.3 million MWH)

         Option 1                      4 years             4 years             None                None
         Option 2                      5 years             4 years             4 years             None
         Option 3                      5 years             4 years             None                None
                                       (declining)

    P     - primary voltage - demand of 1,500 kW or more:
    (1998 Sales-6.4 million MWH)

         Option 1                      4 years             4 years             None                None
         Option 2                      5 years             4 years             1 year              None
         Option 3                      6 years             4 years             2 years             None
         Option 4                      5 years             4 years             None                None
                                       (declining)





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                      Summary of Electric Customer CTCs and
            Standard Offer Service Rates (Shopping Credits) by Option


                         Initial                                     Initial SOS
Customer                 CTC               Subsequent                Price             Subsequent
Tariff                   (cents/kWh)       Trend                     (cents/kWh)       Trend
------                   -----------       -----                     -----------       -----

Residential:

         R                 .800             Declining - 6 years        4.224            Increasing - 6 years

         RL                .800             Declining - 6 years        3.732            Increasing - 6 years
     (Time of Use)

Commercial & Industrial:

         G:
           Option 1        .576             Flat - 6 years             4.766            Flat - 4 years
           Option 2        .674             Flat - 5 years             4.668            Flat - 4 years

         GS:
           Option 1        .576             Flat - 6 years             4.478            Flat - 4 years
           Option 2        .674             Flat - 5 years             4.380            Flat - 4 years

         GL Secondary:
           Option 1        .805             Flat - 4 years             N/A              N/A
           Option 2        .661             Flat - 5 years             4.401            Flat - 4 years
           Option 3        1.500            Declining - 5 years        N/A              N/A

         GL Primary:
           Option 1        .805             Flat - 4 years             N/A              N/A
           Option 2        .661             Flat - 5 years             3.976            Flat - 4 years
           Option 3        1.500            Declining - 5 years        N/A              N/A

         P:
           Option 1        .742             Flat - 4 years             N/A              N/A
           Option 2        .610             Flat - 5 years             3.828            Flat - 1 year
           Option 3        .522             Flat - 6 years             3.916            Flat - 2 years
           Option 4        1.400            Declining - 5 years        N/A              N/A



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